UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023
___________________________________
Vacasa, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (I.R.S. Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of principal executive offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On September 1, 2023, the Board of Directors (the “Board”) of Vacasa, Inc. (the “Company” or “Vacasa”) approved a one-for-twenty reverse stock split (the “Reverse Stock Split”) of the Company’s Class A Common Stock, Class B Common Stock and Class G Common Stock (collectively, the “Common Stock”).

As previously disclosed, at the Company’s Annual Meeting of Stockholders held on May 23, 2023, the Company’s stockholders approved a proposal authorizing the Board to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s Common Stock, at a ratio of not less than one-for-five and no more than one-for-twenty, as determined in the discretion of the Board, on or prior to May 23, 2024.

The Reverse Stock Split is expected to become effective on October 2, 2023, at 11:59 p.m. ET (the “Effective Date”), with shares of Class A Common Stock to begin trading on a split-adjusted basis at market open on October 3, 2023 under the existing symbol “VCSA” and new CUSIP number 91854V 206. In connection with the Reverse Stock Split, every 20 shares of Common Stock issued and outstanding as of the Effective Date will be automatically converted into one share of its respective class of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares, the Company will pay cash for each holder’s fractional shares in an amount equal to the closing sales price of the Class A Common Stock as reported on The Nasdaq Stock Market LLC on the Effective Date.

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 6, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect Vacasa’s current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from Vacasa’s expectations and projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company’s ability to regain compliance with the minimum bid price requirement; the effectiveness of the reverse stock split; the continued listing of the Class A Common Stock on Nasdaq; and the Company’s financial condition. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, as updated by other reports filed with the SEC, including, but not limited to, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and the Company’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date: September 6, 2023